UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

BRIDGE CAPITAL HOLDINGS

(Exact name of registrant as specified in its charter)

California	000-50974	80-0123855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, Suite 200, San Jose, California 95113

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 423-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 22, 2015, Western Alliance Bancorporation (“WAL”) and Bridge Capital Holdings (“Bridge”) entered into a letter agreement (the “Letter Agreement”) modifying the Agreement and Plan of Merger, dated as of March 9, 2015 (the “Merger Agreement”), by and between WAL and Bridge, pursuant to which Bridge will merge with and into WAL with WAL surviving (the “Merger”).

Under the Merger Agreement, WAL agreed to take all necessary action prior to the closing of the Merger in order that, at the first regularly scheduled meeting of the Board of Directors of WAL (the “WAL Board”) after closing, the WAL Board would increase in size by two members and two mutually agreed upon members of Bridge’s Board of Directors (the “Bridge Board”) would become members of the WAL Board.

One of the Bridge Board members who is a candidate for appointment to the WAL Board in accordance with the Merger Agreement, Howard N. Gould, cannot serve in that capacity without first receiving an exemption from the Board of Governors of the Federal Reserve System (the “FRB”) from the Depository Institution Management Interlocks Act (“Interlocks Act”) (12 U.S.C. 3201 et seq.), pursuant to 12 C.F.R. Section 212.6.

Accordingly, pursuant to the Letter Agreement, the parties have mutually agreed that prior to the closing of the Merger, all necessary action will be taken by WAL in order to expand the size of the WAL Board by one seat in connection with the Merger and designate Robert P. Latta to serve on the WAL Board, subject to the closing of the Merger and effective as of the first regularly scheduled meeting of the WAL Board occurring after the closing of the Merger. The parties further agreed that WAL will request from the FRB an exemption from certain provisions of the Interlocks Act and its implementing regulation that would otherwise prevent Mr. Gould from serving on the WAL Board and that, following the closing of the Merger and WAL’s receipt of the approval of the exemption request, WAL will take all necessary action so that at the first regularly scheduled meeting of the WAL Board occurring after WAL receives approval of the exemption request, WAL will expand the size of the WAL Board by one seat and appoint Mr. Gould as a director. In the event that WAL’s exemption request is denied by the FRB, Mr. Gould elects to withdraw from consideration, or WAL has not received approval of the exemption request by September 30, 2015 (the “Cutoff Date”), WAL will take all necessary action so that at the first regularly scheduled meeting of the WAL Board occurring after the Cutoff Date, WAL will expand the size of the WAL Board by one seat and appoint Francis J. Harvey to serve to fill the seat to which Mr. Gould would have otherwise been appointed.

The foregoing is not a complete description of the Letter Agreement and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

Western Alliance Bank (the “Bank”), a wholly owned subsidiary of WAL, announced today that the Bank has entered into an engagement letter with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) in contemplation of a subordinated debt offering by the Bank. Under the terms of the engagement letter, Sandler O’Neill will have the first right to be the lead manager of the offering with not less than sixty percent (60%) of the allocation for its participation. Sandler O’Neill will receive customary discounts and commissions for its participation in the offering, the aggregate amount of which will depend on the aggregate amount of subordinated debt securities the Bank offers and sells, if any. The engagement letter may be terminated at any time by either party upon thirty (30) days’ written notice to the other party.

Additional Information

This communication is being made in respect of the proposed merger involving WAL and Bridge and does not constitute any offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger with Bridge, WAL filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (Registration No. 333-203553) that includes a proxy statement of Bridge that also constitutes a prospectus of WAL. Bridge mailed the proxy statement/prospectus to its shareholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain a free copy of the proxy statement/prospectus and other related documents filed by WAL and Bridge with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus and the other documents may also be obtained for free by accessing WAL’s website at www.westernalliancebancorp.com under the tab “Investor Relations” and then under the heading “Financial Documents” or by accessing Bridge’s website at www.bridgebank.com under the tab “About Us—Investor Relations” and then under the heading “Documents & SEC Filings”.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect the companies’ current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from historical results and those expressed in any forward-looking statement. In addition to factors previously disclosed in Western Alliance Bancorporation’s and Bridge Capital Holdings’ reports filed with the SEC, some factors that could cause actual results to differ materially from historical or expected results include: failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; failure of the shareholders of Bridge to approve the merger agreement; failure to obtain governmental approvals for the merger; disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; costs or difficulties related to the integration of the business following the merger; failure to realize cost savings and other benefits of the merger; Bridge customer acceptance of WAL’s products and services; changes in general economic conditions, either nationally or locally in the areas in which each company conducts or will conduct its business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this report to reflect new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

2.1	Letter Agreement, effective as of June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE CAPITAL HOLDINGS
(Registrant)

/s/ Thomas A. Sa
Thomas A. Sa
Executive Vice President and Chief Financial Officer

Date: June 22, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1	Letter Agreement, effective as of June 22, 2015.